UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2023

Old Ayala, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39279	82-3578375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oppenheimer 4
Rehovot, Israel	7670104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 444-0553

Ayala Pharmaceuticals, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	AYLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed on October 19, 2022, Ayala Pharmaceuticals, Inc. (“Ayala”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 18, 2022, by and among Advaxis, Inc., a Delaware corporation (“Advaxis”), Doe Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Advaxis (“Merger Sub”), and Ayala. On January 19, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into Ayala, with Ayala continuing as the surviving company and a wholly-owned subsidiary of Advaxis (the “Merger”). As a result of the Merger, Advaxis was renamed “Ayala Pharmaceuticals, Inc.” The Merger Agreement and additional information on the details of the Merger may be found in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Ayala on October 19, 2022.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), (i) each share of the common stock, par value $0.01 per share, of Ayala (the “Ayala Common Stock”) issued and outstanding immediately prior to the Merger was automatically converted into the right to receive 0.1874 shares (the “Exchange Ratio”) of the common stock, par value $0.001 per share, of Advaxis (the “Advaxis Common Stock”), (ii) each outstanding option to purchase shares of the Ayala Common Stock (each, an “Ayala Option”) was substituted and converted automatically into an option (each, an “Advaxis Replacement Option”) to purchase the number of shares of Advaxis Common Stock equal to the product obtained by multiplying (a) the number of shares of Ayala Common Stock subject to such Ayala Option immediately prior to the effective time of the Merger, by (b) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share, with each such Advaxis Replacement Option to have an exercise price per share of Advaxis Common Stock equal to (x) the per share exercise price for the shares of Ayala Common Stock subject to the corresponding Ayala Option immediately prior to the effective time of the Merger, divided by (y) the Exchange Ratio, rounded up to the nearest whole cent, and (iii) each restricted stock unit of Ayala (each, an “Ayala RSU”) outstanding immediately prior to the effective time of the Merger, whether or not vested or issuable, was substituted and converted automatically into a restricted stock unit award of Advaxis with respect to a number of shares of Advaxis Common Stock equal to the product obtained by multiplying (a) the total number of shares of Ayala Common Stock subject to such Ayala RSU immediately prior to the effective time of the Merger by (b) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share.

The issuance of Advaxis Common Stock in connection with the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to Advaxis’ registration statement on Form S-4 (Registration No. 333-268586) declared effective by the SEC on December 12, 2022 (the “Registration Statement”). The proxy statement/prospectus in the Registration Statement contains additional information about the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Ayala’s Current Report on Form 8-K filed on October 19, 2022 with the SEC and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Ayala notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a notification of removal from listing on Form 25 in order to delist Ayala Common Stock from Nasdaq and deregister Ayala Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ayala intends to file with the SEC a certification on Form 15 requesting that Ayala’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all Ayala Common Stock issued and outstanding immediately prior to the Effective Time (other than Ayala Common Stock owned or held (x) in treasury or otherwise owned by Ayala or any of its subsidiaries, (y) by Advaxis or any of its subsidiaries or (z) by any person who did not vote in favor of, or consent to, the Merger and properly demanded appraisal of such shares under Delaware law, which were cancelled and ceased to exist) were converted into the right to receive the merger consideration and were cancelled and ceased to exist.

Item 5.01.	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of the registrant occurred and Ayala became a wholly-owned subsidiary of Advaxis.

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, as of the Effective Time each of Vered Bisker-Leib, Ph.D., Murray A. Goldberg, Roni Mamluk, Ph.D., David Sidransky, M.D. and Robert Spiegel, M.D. resigned as members of the board of directors of Ayala and Kenneth A. Berlin became the sole director of Ayala.

Immediately after the Effective Time, Roni Mamluk, Ph.D. and Yossi Maimon ceased to be officers of Ayala and, pursuant to the terms of the Merger Agreement, Kenneth A. Berlin was appointed President and Chief Executive Officer, Andrew A. Gutierrez, M.D., Ph.D., was appointed the Chief Medical Officer, and Igor Gitelman was appointed Chief Financial Officer.

Item 8.01.	Other Events.

As previously disclosed, on June 4, 2021, Ayala entered into an Open Market Sale AgreementSM (the “Sale Agreement”) with Jefferies LLC (“Jefferies”), as sales agent, pursuant to which Ayala may, from time to time, issue and sell shares of Ayala Common Stock with an aggregate value of up to $20 million in “at-the-market” equity offerings under its registration statement on Form S-3 (File No. 333-256792) filed with the SEC on June 4, 2021 (the “S-3 Registration Statement”).

On January 13, 2023, following approval by Ayala’s stockholders of the Merger and in anticipation of completion of the Merger, Ayala delivered written notice to Jefferies to terminate the Sale Agreement pursuant to Section 7(b) thereof, which will be effective ten trading days from the date such notice was given. Ayala is not subject to any termination penalties related to the termination of the Sale Agreement.

The foregoing description of the Sale Agreement and the transactions contemplated by the Sale Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Sale Agreement, which was previously filed as Exhibit 1.2 to the S-3 Registration Statement and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 18, 2022, by and among Advaxis, Inc., Doe Merger Sub, Inc., and Ayala Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on October 19, 2022 (File No. 001-39279)).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2023

OLD AYALA, INC.

By:	/s/ Igor Gitelman
Igor Gitelman
Interim Chief Financial Officer and VP of Finance